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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       10/06/2005
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                           CITIZENS FIRST CORPORATION
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             (Exact name of registrant as specified in its charter)



       Kentucky                       333-67435               61-0912615

 (State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)                File Number)           Identification No.)



       1805 Campbell Lane, Bowling Green, Kentucky              42101
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
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                                 NOT APPLICABLE
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))
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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Citizens First Corporation (the "Company") entered into an Employment Agreement effective as of October 24, 2005 with J. Steven Marcum. A description of the Employment Agreement is included in Item 5.02 and incorporated by reference in this Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On October 6, 2005, the Company announced the hiring of J. Steven Marcum as Chief Financial Officer and Treasurer for the Company. Mr. Marcum will begin employment with the Company on October 24, 2005. From 1996 until October 2005, Mr. Marcum, age 49, was employed by Franklin Bancorp, Inc. and its bank subsidiary, Franklin Bank & Trust Company, Franklin, Kentucky, as Chief Financial Officer.

         The Company and Mr. Marcum entered into an Employment Agreement effective as of October 24, 2005. Mr. Marcum's employment agreement provides for Mr. Marcum's employment by the Company and Citizens First Bank, the Company's wholly owned subsidiary, as Chief Financial Officer. The agreement provides for the payment to Mr. Marcum of an annual salary of $120,000, which salary may be adjusted by the President of the Company at the commencement of each calendar year that the agreement is in effect. Under the agreement, Mr. Marcum's employment may be terminated by the Company at any time, with or without cause. In the event the agreement is terminated without cause (as defined in the agreement), Mr. Marcum will be entitled to receive compensation, at the annual rate then in effect, for a period of 60 days. During the term of Mr. Marcum's employment and for a period of 12 months after the date of termination of his employment, Mr. Marcum has agreed not to engage, directly or indirectly, in the banking business in Warren County, Kentucky, or in any counties adjoining Warren County, Kentucky. The foregoing description is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed herewith as
Exhibit 10.1and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         10.1 Employment Agreement between Citizens First Corporation and Steve Marcum.











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                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS FIRST CORPORATION
                                 (Registrant)



                                 By:  Kim K. Harmon
                                      Controller
Date: October 13, 2005

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                                    EXHIBITS

10.1 Employment Agreement Between Steve Marcum and Citizens First Corporation
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